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                                                                    Exhibit 10.9

                          LOAN AND SECURITY AGREEMENT

     THIS AGREEMENT (the "Agreement"), dated as of April 12, 1999 is entered into by and between Align Technology Inc., a Delaware corporation having a principal place of business at 442 Potrero Ave., Sunnyvale, CA 94086 (the "Borrower") and Comdisco, Inc., a Delaware corporation having a principal place of business at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     WHEREAS, Borrower desires to borrow from the Lender hereunder the amount of FIVE MILLION and 00/100 DOLLARS ($5,000,000.00) in minimum installments of ONE MILLION and 00/100 DOLLARS ($1,000,000.00) each (as the same may from time to time be amended, modified, supplemented or revised, the "Loan"), which would be evidenced by Secured Promissory Notes(s) executed by Borrower substantially in the form of Exhibit A hereto (as the same may from time to time be amended, modified, supplemented or restated the "Note(s)").

     NOW, THEREFORE, it is agreed:

SECTION 1. DEFINITIONS

     Unless otherwise defined herein, the following capitalized terms shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     1.1 "Account" means any "account," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Borrower or from any other transaction, whether or not the same involves the sale of goods or services by Borrower (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower (whether or not yet earned by performance on the part of Borrower or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     1.2 "Account Debtor" means any "account debtor," as such term is defined in Section 9105(1)(a) of the UCC.

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     1.3  "Advance" means each installment made by the Lender to Borrower pursuant to the Loan to be evidenced by the Note(s) secured by the Collateral.

     1.4  "Advance Date" means the funding date of any Advance of the Loan.

     1.5. "Advance Request" means the request by Borrower for an Advance under the Loan, each to be substantially in the form of Exhibit B attached hereto, as submitted by Borrower to Lender from time to time.

     1.6  "Chattel Paper" means any "chattel paper," as such term is defined in
Section 9105(l)(b) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.7  "Closing Date" means the date of this Agreement.

     1.8 "Collateral" shall have the meaning assigned to such term in Section 3 of this Agreement.

     1.9  "Commitment Amount" means Five Million Dollars ($5,000,000).

     1.10 "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     1.11 "Copyrights" means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country;
(ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (iii) any continuations, renewals or extensions thereof; and (iv) any registrations to be issued in any pending applications.

     1.12 "Copyright License" means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.13 "Documents" means any "documents," as such term is defined in Section 9105(l)(f) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.14 "Equipment" means any "equipment," as such term is defined in Section 9109(2) of the UCC, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

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     1.15 "Facility Fee" means one percent (1.0%) of the principal amount of the
Loan, along with the due diligence, transaction, and legal expense fee in the amount of $7,500.00, due at the Closing Date, less commitment fee in the amount of $20,000.00 paid with check no. 7516.

     1.16 "Fixtures" means any "fixtures", as such term is defined in Section 9313(1)(a) of the UCC, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, together with all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

     1.17 "General Intangibles" means any "general intangibles," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest which Borrower may now or hereafter have in or under any contract, all customer lists, Copyrights, Trademarks, Patents, rights to Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, cash and other forms of money or currency, deposit accounts (including as defined in Section 9105(e) of the UCC), rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights to receive tax refunds and other payments and rights of indemnification.

     1.18 "Instruments" means any "instrument," as such term is defined in
Section 9105(1)(i) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.19 "Intellectual Property" means all Copyrights, Trademarks, Patents, rights to Intellectual Property, Licenses, trade secrets, source codes, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, skill, expertise, experience, processes, models, drawings, materials and records.

     1.20 "Inventory" means any "inventory," as such term is defined in Section 9109(4) of the UCC, wherever located, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, or the processing, packaging, promotion, delivery or shipping of the same, and all furnished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to Lender from time to time and whether or not the

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same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrower or is held by Borrower or by others for Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Borrower or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

     1.21 "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any renewals or extensions thereof.

     1.22 "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

     1.23 "Material Adverse Effect" means a material adverse effect upon: (i) the business, operations, properties, assets or financial conditions of Borrower; or (ii) the ability of Borrower to perform, or of Lender to enforce, the Secured Obligations.

     1.24 "Maturity Date" means the date thirty six (36) months from the Advance Date of each installment of the Loan.

     1.25 "Patent License" means any written agreement granting any right with respect to any invention on which a Patent is in existence now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.26 "Patents" means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest:
(a) letters patent of, or rights corresponding thereto in, the United States or any other county, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country;
(b) all reissues, continuations, continuations-in-part or extensions thereof;
(c) all petty patents, divisionals, and patents of addition; and (d) all patents to issue in any such applications.

     1.27 "Permitted Liens" means:

               (i)  liens in favor of Lender;

               (ii) liens securing the payment of taxes or other governmental charges not yet delinquent or being contested in good faith by appropriate proceeding, for which adequate reserves are maintained in accordance with generally accepted accounting principles;

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          (iii)     liens securing claims or demands of materialism, mechanics, carriers, warehousemen, landlords and other like persons imposed without action of such parties, provided that the payment thereof is not yet required;

          (iv) liens incurred or deposits made in the ordinary course of Borrower's or a subsidiary's business in connection with workers compensation, unemployment insurance, social security and other like laws;

          (v) purchase money security interests in personal property acquired after the date of this Agreement, provided such are limited to the personal property so acquired and proceeds, thereof;

          (vi) any liens existing as of the date hereof and specifically disclosed by Borrower to Lender herein;

          (vii) leases, subleases, licenses and sublicenses granted to others in the ordinary course of business not interfering in any material respect with the conduct of the business of any Borrower;

          (viii) liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment as not caused or resulted in a Event of Default;

          (ix) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) liens which constitute rights of set-off of a customary nature or bankers' liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

          (xi) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clause (vii) above, provided that any extensions, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

     1.28 "Proceeds" means "proceeds," as such term is defined in Section 9306(l) of the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to Borrower from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any claim of Borrower against third parties (i) for past, present or future infringement of any Copyright, Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark,

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Trademark registration or Trademark licensed under any Trademark License and (e)
any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     1.29 "Receivables" shall mean and include all of the Borrowers accounts, instruments, documents, chattel paper and general intangibles whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically sold or assigned to Lender hereunder.

     1.30 "Secured Obligations" shall mean and include all principal, interest, fees, costs, or other liabilities or obligations for monetary amounts owed by Borrower to Lender, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind of nature, present or future, arising under this Agreement, the Note(s), or any of the other Loan Documents, whether or not evidenced by any Note(s), Agreement or other instrument, as the same may from time to time be amended, modified, supplemented or restated.

     1.31 "Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.32 "Trademarks" means any of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) any and all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

     1.33 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

     1.34 "Warrant Agreement(s)" shall mean those agreements entered into in connection with the Loan, substantially in the form attached hereto as Exhibit C pursuant to which Borrower granted Lender the right to purchase 266,667 shares of Series B Preferred Stock of Borrower at an Exercise Price of $3.00 per share as more particularly set forth therein.

SECTION 2.  THE LOAN

      2.1 Subject to the terms and conditions set forth herein, Lender shall make Loans to Borrower in an aggregate amount not to exceed the Commitment Amount. Each Advance, together with interest at the rate of twelve percent (12%) per annum, shall be payable in 36 monthly installments as set forth in the Note(s).

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          2.2 Upon the occurrence of and during an Event of Default (as defined herein), interest shall thereafter be calculated at a rate of five percent (5%) in excess of the rate that would otherwise be applicable ("Default Rate"). All such interest shall be due and payable in arrears, on the first day of the following month.

          2.3 Notwithstanding any provision in this Agreement, the Note(s), or any other "Loan Document" (as defined herein), it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note(s) (as said rate is calculated over a period of time that is the longer of (i) the time from the date of this Agreement through the maturity time as set forth on the Note(s), or (ii) the entire period of time that any principal is outstanding on the Note(s)), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal
                                           -----
outstanding on the Note(s); second, after all principal is repaid, to the
                            ------
payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by
-----
Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower.

          2.4 In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1.

          2.5 Upon and during the continuation of an Event of Default hereunder (as defined herein), all Secured Obligations, including principal, interest, compounded interest, and reasonable professional fees, shall bear interest at a rate per annum equal to the Default Rate.

          2.6 Borrower shall have the option to prepay the Loan, in whole or in part, without penalty or premium, after 12 months from the Closing Date by paying the principal amount thereon together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment, without premium. In the event Borrower prepays the Note(s) within 12 months from the Closing Date hereof, Borrower shall pay the principal amount together with all accrued and unpaid interest and a prepayment premium equal to 1% of the then outstanding principal amount ("the Prepayment Penalty"), provided, however, in the event of an initial public offering of Borrower's
          -------
stock, the Prepayment Penalty shall not apply.

          2.7 If the Borrower has not repaid the outstanding principal amount under the Loan in its entirety by the Maturity Date (as defined in the applicable Note(s)), then for each additional month, or portion thereof, thereafter that the outstanding principal is not paid, Lender shall have the right to purchase from the Borrower, at the Exercise Price (adjusted, as set forth and defined in the Warrant Agreement), an additional number of shares of Preferred Stock (as defined in the Warrant Agreement) which number shall be determined by (i) multiplying the outstanding principal amount which is due but unpaid by 1% and (ii) dividing the product thereof by the Exercise Price.

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         2.8 Notwithstanding anything in this Agreement to the contrary,
Lender's obligations to provide the Loan(s) shall terminate on the earlier of
(i) January 7, 2000 or (ii) the occurrence of a Material Adverse Effect pursuant to Section 1.22, and no Advance Requests shall be accepted after such date, unless otherwise waived by Lender ("Draw Period"). Notwithstanding the foregoing, in the event the Borrower closes a private equity round for a minimum of Ten Million and No/l00 Dollars ($l0,000,000.00) with a price per share no less than $4.50 ("Next Round"), Borrower may request an extension of the Draw Period for an additional nine (9) months ("Extended Draw Period"), such Extended Draw Period will only be available upon: (i) written request by Borrower and
(ii) the issuance to Lender of a Series C Preferred Stock warrant for an aggregate purchase price of $450,000 divided by the Exercise Price, with the same terms and conditions as the Warrant Agreement defined herein and attached hereto as Exhibit C. The Exercise Price shall be defined as equal to the price per share of the Next Round.

SECTION 3. SECURITY INTEREST

          As security for the prompt, complete and indefeasible payment when due (whether at stated payment dates or otherwise) of all the Secured Obligations and in order to induce Lender to make the Loan upon the terms and subject to the conditions of the Note(s), Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender for security purposes only, and hereby grants to Lender a security interest in, all of Borrower's right, title and interest in, to and under each of the following (all of which being hereinafter collectively called the "Collateral"):

          (a)  All Receivables;

          (b)  All Equipment;

          (c)  All Fixtures;

          (d)  All General Intangibles;

          (e)  All Inventory;

          (f) All other goods and personal property of Borrower whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

          (g) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing, Lender agrees to release all Receivables necessary for the sole purpose of Borrower securing an accounts receivable/factoring facility against executed firm orders with Orthodontists and Dentists for Borrower's dental products, provided, however, Lender has the right of first refusal to provide such receivable/factoring facility.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents, warrants and agrees that:

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          4.1  it has good title in and to the Collateral, free of all liens, security interests, encumbrances and claims whatsoever, except for the interest of the Lender therein;

         4.2 it has the full power and authority to, and does hereby grant and convey to the Lender, a valid first priority perfected security interest in the Collateral as security for the Secured Obligations, free of all liens, security interests, encumbrances and claims, and shall execute such Uniform Commercial Code financing statements in connection herewith as the Lender may reasonably request. Except for Permitted Liens, no other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral;

         4.3 it is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions where the failure to so qualify would have a Material Adverse Effect on the Collateral or the business of the Borrower taken as a whole;

         4.4 the execution, delivery and performance of the Note(s), this Agreement, the Warrant Agreement(s), and all financing statements, certificates and other documents required to be delivered or executed in connection herewith (collectively, the "Loan Documents") have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Loan Documents were duly authorized to do so, and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors;

          4.5 the Loan Documents do not and will not violate any provisions of its Certificate of Incorporation, bylaws or any material contract pr agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement;

          4.6 the execution, delivery and performance of the Loan Documents do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

          4.7 as of the date hereof no fact or condition exists that would (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 5. INSURANCE AND RISK OF LOSS

          5.1 So long as there are any Secured Obligations outstanding, Borrower shall cause to be carried and maintained commercial general liability insurance against risks customarily insured against in Borrower's line of business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance

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upon the Collateral and Borrower's business, covering casualty, hazard and such other property risks in amounts equal to the full replacement cost of the Collateral. Borrower shall deliver to Lender lender's loss payable endorsements (Form BFU 438 or equivalent) naming Lender as loss payee and additional insured. Borrower shall use commercially reasonable efforts to cause all policies evidencing such insurance to provide for at least thirty (30) days prior written notice by the underwriter or insurance company to Lender in the event of cancellation or expiration. Such policies shall be issued by such insurers and in such amounts as are reasonably acceptable to Lender.

     5.2 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including, without limitation, such claims, costs, expenses, damages and liabilities based on liability in tort, including without limitation, strict liability in tort), including reasonable attorneys' fees, arising out of the disposition or utilization of the Collateral, other than claims arising at or caused by Lender's gross negligence or willful misconduct.

SECTION 6. COVENANTS OF BORROWER

     Borrower covenants and agrees as follows at all times while any of the Secured Obligations remain outstanding:

     6.1 Borrower shall furnish to Lender the financial statements listed hereinafter, each prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

          (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, unaudited interim financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower's Chief Executive Officer or Chief Financial Officer to be true and correct in all material respects;

          (b) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Lender, accompanied by any management report from such accountants;

          (c) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and

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                                     -10-

          (d) promptly, any additional information, financial or otherwise (including, but not limited, to tax returns and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet its financial obligations.

     6.2 Borrower shall permit any authorized representative of Lender and its attorneys and accountants on reasonable notice to inspect, examine and make copies and abstracts of the books of account and records of Borrower at reasonable times during normal business hours provided, that not more than two such inspections or examinations shall take place in any calendar year except upon the occurrence and continuation of an Event of Default. In addition, such representative of Lender and its attorneys and accountants shall have the right to meet with management and officers of the Company to discuss such books of account and records.

     6.3 Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; procure any instruments or documents as may be reasonably requested by Lender; and take all further action that may be necessary or desirable, or that Lender may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-fact for Borrower. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     6.4 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any legal process, liens or encumbrances whatsoever (except any placed thereon by Lender and other Permitted Liens) and shall give Lender immediate written notice thereof.

     6.5 Without Lender's prior written consent, such consent to be given no later than four (4) days after Lender receives notice by Borrower, Borrower shall not, outside the ordinary course of business, but not to exceed $250,000,
(a) grant any material extension of the time of payment of any of the Receivables, (b) to any material extent, compromise, compound or settle the same for less than the full amount thereof, (c) release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Borrower.

     6.6 Borrower shall maintain and protect its properties, assets and facilities, including without limitation, its Equipment and Fixtures, in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make or cause to be made all necessary and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with prudent industry practices.

     6.7 Borrower shall not merge with and into any other entity; or sell or convey all or substantially all of its assets or stock to any other person or entity without notifying Lender a minimum of twenty (20) days prior to the closing date and requesting Lender's consent to the assignment of all of Borrower's Secured Obligations hereunder to the successor entity in form

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                                      -11-
and substance satisfactory to Lender. In the event Lender does not consent to such assignment the parties agree Borrower shall prepay the Loan in accordance with Section 2.6 hereof. Notwithstanding the foregoing, Lender hereby consents to any Merger in which the surviving entity has cash and marketable securities of at least ten (10) times the remaining Loan payments and Lender shall not unreasonably withhold its consent to a Merger in other cases.

     For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

     6.8 Borrower shall not, without the prior written consent of Lender, such consent not to be unreasonably withheld, declare or pay any cash dividend or make a distribution on any class of stock, other than pursuant to employee repurchase plans upon an employee's death or termination of employment or transfer, sell, lease, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of the assets of Borrower (except inventory sold in the normal course of business).

     6.9 Upon the request of Lender, Borrower shall, during business hours, make the Inventory and Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Inventory and Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

     6.10 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Collateral or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor.

     6.11 Borrower shall not relocate any item of the Collateral (other than sale of inventory in the ordinary course of business) except: (i) with prior written notice of the Lender not to be unreasonably withheld; and (ii) if such relocation shall be within the continental United States. If permitted to relocate Collateral pursuant to the foregoing sentence, unless otherwise agreed in writing by Lender, Borrower shall first (a) cause to be filed and/or delivered to the Lender all Uniform Commercial Code financing statements, certificates or other documents or instruments necessary to continue in effect the perfected security interest of the Lender in the Collateral, and (b) have given the Lender no less than fifteen (15) days prior written notice of such relocation.

     6.12 Borrower shall not incur any indebtedness senior to Lender's position without the prior written consent of Lender.

SECTION 7. CONDITIONS PRECEDENT TO LOAN

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                                      -12-
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     The obligation of Lender to fund the Loan on each Advance Date shall be subject to Lender's discretion and satisfactory completion of its due diligence and approval process, and satisfaction by Borrower or waiver by Lender, in Lender's reasonable discretion, of the following conditions:

     7.1 Document Delivery. Borrower, on prior to the Closing Date, shall have delivered to Lender the following:

          (a) executed originals of the Agreement, the Warrant Agreement, and any documents reasonably required by Lender to effectuate the liens of Lender, with respect to all Collateral;

          (b) certified copy of resolutions of Borrower's board of directors evidencing approval of the borrowing and other transactions evidenced by the Loans Documents;

          (c) certified copies of the Certificate of Incorporation and the Bylaws of Borrower, as amended through the Closing Date;

          (d) certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

          (e) payment of the Facility Fee less transaction and due diligence expenses (not to exceed $7,500) shall be applied to the Facility Fee; and

          (f)  such other documents as Lender may reasonably request.

     7.3  Advance Request.

          (a) During Draw Period, Borrower, on or prior to each Advance Date, shall have delivered to Lender the following:

               (i) a minimum of five (5) business days prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying amount of such Advance and wire transfer instructions;

               (ii)   executed original of the Note(s); and

               (iii)  such other documents as Lender may reasonably request.

          (b) During Extended Draw Period, Borrower on or prior to each Advance Date, shall have delivered to Lender the following:

               (i) a minimum of five (5) business days to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying amount of such Advance and wire instructions;

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                                     -13-

          (ii)  executed original of the Note(s);

          (iii) a Warrant Agreement executed in accordance with Section 2.8 herein, and in a form substantially identical to the Warrant Agreement attached hereto as Exhibit C, and

          (iv)  such other documents as Lender may reasonably request.

     7.4 Perfection of Security Interests. Borrower shall have taken or caused to be taken such actions reasonably requested by Lender to grant Lender a first priority perfected security interest in the Collateral. Such actions shall include, without limitation, the delivery to Lender of all appropriate financing statements, executed by Borrower, as to the Collateral granted by Borrower for all jurisdictions as may be necessary or desirable to perfect the security interest of Lender in such Collateral

     7.5 Absence of Events of Defaults. As of the Closing Date or the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents.

     7.6 Material Adverse Effect. As of the Closing Date or the Advance Date, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 8. ASSIGNMENT BY LENDER

     8.1 Borrower acknowledges and understands that Lender may sell and assign all or a part of its interest hereunder and under the Note(s) and Loan Documents to any person or entity (an "Assignee"). After such assignment the term Lender shall mean such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, the Lender shall retain all rights, powers and remedies hereby given. No such assignment by Lender shall relieve Borrower of any of its obligations hereunder. Borrower shall acknowledge such assignment or assignments as shall be designated by written notice given by Lender to Borrower. The Lender agrees that in the event of any transfer by it of the Note(s), it will endorse thereon a notation as to the portion of the principal of the Note(s) which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

SECTION 9. DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note(s):

     9.1 The Borrower defaults in the payment of any principal or interest payable under the Note(s) and such default continues for more than five (5) days after the due date thereof;

     9.2 The Borrower defaults in the payment or performance of any other covenant or obligation of the Borrower hereunder or under the Note(s) or any other Loan Documents for more than ten (10) days after the Lender has given notice of such default to the Borrower;

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                                     -14-

     9.3 Any representation or warranty as of the date made herein by the Borrower shall prove to have been false or misleading in any material respect;

     9.4 The making of an assignment by Borrower for the benefit of its creditors or the admission by Borrower in writing of its inability to pay its debts as they become due, or the insolvency of Borrower, or the filing by Borrower of a voluntary petition in bankruptcy, or the adjudication of Borrower as a bankrupt, or the filing by Borrower of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Borrower admitting, or the failure by Borrower to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Borrower to, or acquiescence by Borrower in, the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, or the inability of Borrower to pay its debts when due, or the commission by Borrower of any act of bankruptcy as defined in the Federal Bankruptcy Act, as amended;

     9.5 The failure by Borrower, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the written consent or acquiescence of Lender, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, to vacate such appointment;

     9.6 The default by Borrower under any other notes or other agreement for borrowed money, lease or other agreement between Borrower and Lender; or

     9.7 The occurrence of any default under any lease or other agreement or obligation of Borrower involving an amount in excess of $100,000.00 or having a Material Adverse Effect; or the entry of any judgment against Borrower involving an award in excess of $100,000.00 that would have a Material Adverse Effect, that has not been bonded or stayed on appeal within thirty (30) days.

SECTION 10. REMEDIES

     Upon the occurrence and continuation hereof of any one or more Events of Default, Lender, at its option, may declare the Note(s) to be accelerated and immediately due and payable, (provided, that upon the occurrence of an Event of Default of the type described in 9.4 or 9.5, the Note(s) and all other Secured Obligations shall automatically be accelerated and made due and payable without any further act) whereupon the unpaid principal of and accrued interest on such Note shall become immediately due and payable, and shall thereafter bear interest at the Default Rate and calculated in accordance with Section 2.2. Lender may exercise all rights and remedies with respect to the Collateral granted pursuant hereto for such Note(s), or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to utilize, process and commingle the Collateral.

     Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales,

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                                     -15-
lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonably preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon five (5) calendar day's notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the collateral shall be distributed by Lender in the following order of priorities:

     First, to Lender in an amount sufficient to pay in full Lender's reasonable costs and professionals' and advisors' fees and expenses;

     Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations in such order and priority as Lender may choose in its sole discretion; and

     Finally, upon payment in full of all of the Secured Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

The Lender shall return to the Borrower any surplus Collateral remaining after payment of all Secured Obligations.

SECTION 11. MISCELLANEOUS

     11.1 Borrower shall remain liable to Lender for any unpaid Secured Obligations, advances, costs, charges and expenses, together with interest thereon and shall pay the same immediately to Lender at Lender's offices.

     11.2 The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

     11.3 This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Secured Obligations are paid in full as the same become due and payable. When Borrower has paid in full all Secured Obligations, Lender will, promptly but in no event later than ten (10) days, upon request of Borrower, execute a written termination Statement, reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and return possession (if Lender has possession) of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the UCC is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the UCC.

     11.4 Upon payment in full of all Secured Obligations, the Lender shall cancel the Note(s), this Agreement and all UCC financing statements, if any, and shall promptly deliver all such canceled documents to the Borrower.

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                                     -16-

          11.5 GOVERNING LAW. This Agreement, the Note(s) and the other Loan Documents have been negotiated and delivered to Lender in the State of Illinois and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Secured Obligations is due in the State of Illinois. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          11.6 CONSENT TO JURISDICTION AND VENUE. All judicial proceedings arising in or under or related to this Agreement, the Note or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note(s) and the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.8 below and shall be deemed effective and received as set forth in Section 11.8 below. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

          11.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          11.8 Except as otherwise provided herein, all notices and service of process required, contemplated, or permitted to have been validly served, or hereunder shall be in writing and shall be deemed given or delivered upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) or three (3) calendar days after mailed, postage prepaid, in each case, and shall be addressed to the designated recipient, as follows:

          (a)  If to Lender:
               ------------

                                COMDISCO, INC.
                               Legal Department
                          Attention: General Counsel
                             6111 North River Road
                           Rosemont, Illinois 60018
                            Facsimile: 847.518.5088
                          Telephone: 847.518.698.3000

               With Copys to:
               -------------

                                COMDISCO, INC.
                         Attention: Comdisco Ventures
                             6111 North River Road
                           Rosemont, Illinois 60018

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                                      -17-

                            Facsimile: 847.518.5465
                          Telephone: 847.518.698.3000
                                      and


                               Comdisco Ventures
                            Attention: Glen Howard
                   3000 Sand Hill Road, Bldg. 1, Suite 155
                            Menlo Park, CA 94025
                            Facsimile: 650.854.4026
                            Telephone: 650.854.9484


         (b)   If to Borrower:
               --------------

                    ALIGN TECHNOLOGY INC. 442 Potrero Avenue
                              Sunnyvale, CA 94086
                         Attention:__________________
                           Facsimile: (408) 738-7150
                           Telephone (408) 738-1500


               With a Copy to:
               --------------

                         ____________________________
                         ____________________________
                         ____________________________
                         Attention:__________________
                         Facsimile:__________________
                         Telephone:__________________

or to such other address as each party may designate for itself by like notice.

          11.9 Lender and Borrower acknowledge that there are no agreements or understandings, written or oral, between Lender and Borrower with respect to the Loan, other than as set forth herein, in the Note(s) and the other Loan Documents and that this Agreement, the Note(s) and the other Loan Documents contain the entire agreement between Lender and Borrower with respect thereto. None of the terms of this Agreement, the Note(s) and the other Loan Documents may be amended except by an instrument executed by each of the parties hereto.

          11.10 No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

          11.11 All agreements, representations and warranties contained in this Agreement or the Note, or in any Loan Documents delivered pursuant hereto or in connection herewith shall be for the benefit of Lender and any Assignee and shall survive the execution and delivery of this Agreement or the Note and the expiration or other termination of this Agreement or the Note.

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                                      -18-

          11.12 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          11.13 CONFIDENTIALITY. Lender acknowledges that certain items of Collateral, including, but not limited to trade secrets, source codes, customer lists and certain other items of intellectual Property, and any Financial Statements provided pursuant to Section 6 hereof, constitute proprietary and confidential information of the Borrower (the "Confidential Information"). Accordingly, lender agrees that any Confidential Information it may obtain in the course of acquiring, perfecting or foreclosing on the Collateral or otherwise provided under this Agreement, provided such Confidential Information is marked as confidential by Borrower at the time of disclosure or is oral information which is confirmed in writing and marked as confidential with thirty
(30) days following disclosure, shall be received in the strictest confidence and will not be disclosed to any other person or entity in any manner whatsoever, in whole or in part, without the prior written consent of the Borrower, unless and until Lender has acquired indefeasible title thereto.

          11.14 This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note(s) or any of the other Loan Documents without Lender's express written consent and any such attempted assignment shall be void and of no effect. Any assignment by Borrower in connection with a "Merger" (as defined below) shall be subject to Lender's prior consent. Any consent granted by Lender shall be conditioned upon such surviving entity or transferee assuming Borrower's Secured Obligations hereunder pursuant to assignment documents reasonably acceptable to Lender. If Lender reasonably withholds its consent to such assignment in connection with a Merger, the outstanding principal and accrued and unpaid interest shall be prepaid in whole in accordance with Section 2.6 hereof.

          For purposes of this Agreement, a "Merger" shall mean any consolidation or merger of the Borrower with or into any other corporation or entity, any sale or conveyance of an or substantially all of the assets or stock of the Borrower by or to any other person or entity in which Borrower is not the surviving entity.

          IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written.

                              BORROWER: ALIGN TECHNOLOGY INC.


                                   By:    /s/ Muhammed Ziaullah K. Chishti
                                          ------------------------------------
                                   Title:         CEO
                                          ------------------------------------
                                   Date:          4/16/99
                                          ------------------------------------

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                                      -19-

ACCEPTED IN ROSEMONT, ILLINOIS:
------------------------------

                    LENDER:   COMDISCO, INC.


                         By:    ____________________________

                         Title: ____________________________

                         Date:  ____________________________

                                   EXHIBIT A
                            SECURED PROMISSORY NOTE

     $_______________                           Date:________________

                                                Due: ________________

FOR VALUE RECEIVED, Align Technology Incorporated a Delaware corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of ___________ and 00/l00 Dollars ($___________) together with interest at twelve percent (12.0%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 36 equal monthly installments of $___________ each, commencing ____________ and on the same day of each month thereafter to and including ___________, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement of dated as of April 12 1999 herewith by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

          BORROWER:             ALIGN TECHNOLOGY INC.
                                442 Potrero Ave.
                                Sunnyvale, CA 94086


                                Signature:  ____________________________

                                Print Name: ____________________________

                                Title:      ____________________________

                                   EXHIBIT B
                                ADVANCE REQUEST


                                                         Date: _________________

To Lender:     Comdisco, Inc.
               % Comdisco Ventures
               3000 Sand Hill Road
               Menlo Park, CA 94025
               Attention: Vika Tonga
               Facsimile (650) 854-4026

Borrower hereby requests from Comdisco, Inc. ("Lender") an Advance in the amount of $_______________ under that Loan and Security Agreement between Borrower and Lender dated April 12, 1999 (the "Agreement").

     Please:
     ------

     (a)       Issue a check payable to Borrower      ____________

                                      or

     (b)       Wire Funds to Borrower's account       ____________

               Bank:               ______________________________________
               Address:            ______________________________________
                                   ______________________________________
               ABA Number:         ______________________________________
               Account Number:     ______________________________________
               Account Name:       ______________________________________

Borrower hereby affirms that all Representations and Warranties of Borrower set forth in Section 4 and all Conditions Precedent to Loan set forth in Section 7 of the Agreement remain true and correct in all material respects as of the date hereof.


     Executed this ____ day of __________, 1999 by:

                    BORROWER:     ALIGN TECHNOLOGY INC.

                         BY:      ________________________

                         TITLE:   ________________________

                         PRINT:   ________________________

Blanket Loan and Security Agr.
                                     -21-